UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021 (August 4, 2021)

Flagstar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip code)

(248) 312-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	FBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 4, 2021, Flagstar Bancorp, Inc. (“Flagstar”) held a special meeting of shareholders (the “Special Meeting”) in connection with the proposed business combination of New York Community Bancorp, Inc. (“NYCB”) and Flagstar (the “Merger”). At the Special Meeting, the shareholders of Flagstar voted on the proposals related to the Merger as described in the proxy statement and prospectus of NYCB and proxy statement of Flagstar (the “Joint Proxy Statement/Prospectus”), dated as of June 25, 2021, as supplemented by certain Flagstar filings prior to the date of the Special Meeting. Of the 52,791,585 shares of Flagstar’s common stock outstanding at the close of business on June 18, 2021, the record date for the Special Meeting, 42,625,395 shares were present or represented by proxy at the Special Meeting, which constituted a quorum.

The final voting results were as follows:

Proposal No. 1: Flagstar’s shareholders approved the Agreement and Plan of Merger, dated as of April 24, 2021 (the “Merger Agreement”), by and among Flagstar, NYCB and 615 Corp. (the “Flagstar Merger Proposal”), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,750,314	806,901	68,180	—

Proposal No. 2: Flagstar’s shareholders did not approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of Flagstar in connection with the transactions contemplated by the Merger Agreement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,861,619	34,640,416	123,360	—

Proposal No. 3: Flagstar’s shareholders approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Flagstar Merger Proposal or to ensure that any supplement or amendment to the accompanying Joint Proxy Statement/Prospectus is timely provided to Flagstar shareholders, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,572,288	3,978,712	74,395	—

Item 8.01	Other Events.

On August 4, 2021, Flagstar and NYCB issued a joint press release announcing the voting results of the Special Meeting and the special meeting of stockholders of NYCB, which was also held on August 4, 2021. A copy of the joint Flagstar and NYCB press release is attached as Exhibit 99.1 to this report and is incorporated by reference.

Item 9.01	Other Events.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated August 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: August 5, 2021	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer